UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 3, 2006

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(Date of earliest event reported)

SMART-TEK SOLUTIONS INC.

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(Exact name of registrant as specified in its charter)

            Nevada                   000-29895                98-0206542

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(State or other jurisdiction of      Commission            (I.R.S. Employer

incorporation or organization)       File Number          Identification No.)

433 Town Center Suite 316

Corte Madera, CA 94925

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(Address of principal offices, including Zip Code)

(415) 738-8887

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(Registrant's telephone number, including area code)

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(Former name or Former Address, if Changed Since Last Report)

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events

On April 3, 2006, the Registrant issued a press release announcing that a video, power point presentation and photos from its demonstration in China are now available on its website, a copy of which is attached hereto as Exhibit 99.1.

On April 3, 2006, the Registrant issued a press release announcing that it is in advanced stages of introducing its bird flu containment solution to Hong Kong.  The Registrant also announced that it is currently in advanced negotiations with an agent to become its licensee for Hong Kong, a copy of the press release is attached hereto as Exhibit 99.2.

The foregoing descriptions are qualified in their entirety by reference to the Registrant’s Press Releases dated April 3, 2006, copies of which are attached hereto as Exhibits 99.1 and 99.2.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements of business acquired.        Not applicable

(b)   Pro forma financial information.                        Not applicable

(c)   Exhibits

Exhibit 99.1

Website Press Release of Registrant dated April 3, 2006

Exhibit 99.2

       Hong Kong Press Release of Registrant dated April 3 2006

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Smart-tek Solutions Inc.

By: /s/ Denis Gallant

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       Secretary

Date:  April 3, 2006